UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)    February 4, 2005
                                                       -------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

             1-12451                                  11-2636089
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     (Commission File Number)              (IRS Employer Identification No.)


     1850 McDonald Avenue, Brooklyn, New York                     11223
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     (Address of Principal Executive Offices)                   (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 7, 2005 New York Healthcare, Inc. (the "Company") entered into an amendment (the "Amendment") to the November 19, 2004 Placement Agent Agreement (the "Placement Agent Agreement") with an investment banking firm (the "Placement Agent") in connection with the Placement Agent acting as placement agent for the Company's previously announced offering (the "Offering") of a minimum aggregate of $4,000,000 and a maximum aggregate of $6,000,000, of shares of its unregistered common stock, $0.01 par value ("Common Stock") and associated warrants to persons who qualify as "accredited investors" as defined in the rules under the Securities Act of 1933, as amended, (the "Securities Act") pursuant to the terms of a Confidential Private Placement Memorandum.

     The Amendment provided for an extension of the Placement Agent Agreement and the date by which a closing of the Offering is required to occur to February 18, 2005. The Placement Agent Agreement may be further amended by consent of both parties.

     The Common Stock and Warrants, and the Common Stock underlying the Warrants offered have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.



ITEM 8.01 OTHER EVENTS.

 On February 4, 2005, The BioBalance Corporation., a wholly -owned subsidiary of the Company, issued a press release announcing that it has been in communication with the U.S. Food and Drug Administration (FDA) regarding the filing of BioBalance's first Investigational New Drug (IND) application regarding its lead product candidate PROBACTRIX(TM). The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit 99.1 Press release dated February 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEW YORK HEALTH CARE, INC.
                                        (Registrant)


                                        By: /s/ Jacob Rosenberg
                                            ------------------------------------
                                            Jacob Rosenberg
                                            Vice President, Chief Operating
                                            Officer, Chief Financial and
                                            Accounting Officer, Secretary


Date: February 11, 2005


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